UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   July 24, 2007

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-9356 (Commission File Number)	23-2432497 (I.R.S. Employer Identification No.)

Five TEK Park 9999 Hamilton Blvd.
Breinigsville, Pennsylvania	18031
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (610) 904-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On July 24, 2007, Buckeye Partners, L.P. (the “Partnership”) posted a website presentation, on the Investor Center page of its website, at www.buckeye.com, containing more detailed information regarding the previously announced acquisition of all of the limited liability company membership interests in Lodi Gas Storage, L.L.C. by the Partnership.  The website presentation is attached hereto as Exhibit 99.1 and is hereby incorporated by reference into this Item 7.01. The Partnership intends to review the website presentation during its public teleconference previously scheduled for 11:00 a.m. EST on Friday, July 27, 2007.

The information furnished pursuant to this Item 7.01 and the accompanying Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, and is not to be incorporated by reference into any filing of the Partnership.

Item 9.01                                               Financial Statements and Exhibits.

(d)                                 Exhibits.

99.1                           Lodi Gas Storage Acquisition Website Presentation posted July 24, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC,
its General Partner

	By:	STEPHEN C. MUTHER
Stephen C. Muther
Executive Vice President,
Administration & Legal Affairs

Dated: July 24, 2007

Exhibit Index

Exhibit

99.1                           Lodi Gas Storage Acquisition Website Presentation posted July 24, 2007.